SUPPLEMENT DATED SEPTEMBER 1, 1997
                                       TO
                         PROSPECTUS DATED JULY 22, 1997

                          WRL FREEDOM WEALTH CREATORSM

         Effective September 1, 1997, Western Reserve will no longer make payment of partial withdrawals or Surrenders by wire transfers.

The following information replaces the fourth and fifth sentences on page 17, third full paragraph entitled 4. Partial Withdrawals and Surrenders. This section is under the heading "The Contract - Accumulation Provisions - Partial Withdrawals and Surrenders."

When Western Reserve incurs extraordinary charges, such as overnight mail expenses, for expediting delivery of a partial withdrawal or Surrender payment to a Contract Owner, Western Reserve will deduct such charges from the payment. The current charge for overnight delivery is $20.

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